                                                                   EXHIBIT 10.18

                               LEASE AMENDMENT II

     The parties to this Amendment are Westlake Center Associates Limited Partnership, a Washington limited partnership, hereinafter called "Lessor", and PRIMUS KNOWLEDGE SOLUTIONS, INC. formerly doing business as PRIMUS COMMUNICATIONS, formerly known as SYMBOLOGIC CORPORATION hereinafter called "Lessee."

     Whereas the parties hereto have heretofore entered into a Lease executed under the date of July 28, 1995, in and to 8,065 square feet on the Eighteenth Floor and 16,660 square feet on the Nineteenth Floor, for a combined total of 24,725 square feet, known as Suite 1900, and further amended by a Lease Amendment executed under the date of January 27, 1999 in and to 11,686 square feet on the Eighteenth Floor and 16,660 square feet on the Nineteenth Floor, for a combined total of 28,346 square feet, known as Suite 1900 the following described premises in the City of Seattle, County of King, State of Washington, to wit:

          Lots 1, 2, 3, 7, 8, 9, 10, 11 and 12, Block 1, ADDITION TO
          THE TOWN OF SEATTLE as laid off by the Heirs of SARAH A.
          BELL, deceased (commonly known as Heirs of SARAH A. BELL'S
          ADDITION TO THE CITY OF SEATTLE) according to the plat recorded in Volume 1 of Plats, page 103, in King County, Washington;

          EXCEPT the Southwesterly 12 feet of said Lots 1, 2 and 3 condemned by the City of Seattle in King County Superior Court Cause No. 52280, for the widening of Fourth Avenue, as provided by Ordinance 13776 of said City; and

          EXCEPT the Southeasterly 7 feet of said Lots 1 and 12 condemned by the City of Seattle, in King County Superior Court Cause No. 57057 for the widening of Pine Street as provided by Ordinance 14500 of said City;

          TOGETHER WITH all of the vacated alley lying within said Block 1. The Property is generally bounded by Fifth Street on the east, Pine Street on the south, Fourth Avenue on the west, and Olive Way on the north.

     Whereas the parties desire to renew the Lease and expand the Premises by an additional 4,974 square feet of Net Rentable Area on the 18th Floor and 16,430 square feet of Net Rentable Area on the 10th Floor for a total expansion of
21,404 square feet of Net Rentable Area of said Lease.   Now, therefore, for
good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to amend the Lease, effective June 1, 2000, as follows:

     1. Section 1(b), Premises, is amended to show that the square footage of the Premises has been revised from 28,346 S.F. to 49,750 S.F. Therefore, Section 1(b), Premises, is amended to read as follows:

          "Premises: Consisting of 16,660 square feet of net rentable area on the 19th floor 16,660 square feet of net rentable area on the 18th floor and 16,430 square feet of net rentable area on the 10th floor for a combined total of 49,750 square feet of net rentable area of the building, as outlined on the floor plan attached hereto as Exhibit C-2, including tenant improvements, if any, as described in Exhibit A-2."

          Section 1(b), Premises, is further amended to allow Lessor to re-measure the Premises during the term of this Amendment using the current the BOMA standard for measurement provided, however, that said measurement shall not alter Lessee's Basic Monthly Rent as stipulated in this Lease Amendment II.

     2. Section 1(c), Floor Areas, is amended to show that the agreed rentable area of the Premises has been revised from 28,346 square feet to 49,750 square feet. Therefore, Section 1(c) is amended to read as follows:

          "The agreed net rentable area of the Premises is 49,750 square feet and of the building is 335,850 square feet."

     3. Section 1(e), Commencement Date, is amended to show the terms for the Lease Renewal and Lease Expansion spaces commence- as follows:

Suite     Square Footage     Commencement Date      Renewal/Expansion
-----     --------------     -----------------      -----------------

1815       1,475             June 1, 2000           Expansion
1000      16,430             September 1, 2000      Expansion
1800       3,499             November 1, 2000       Expansion
1801      11,686             November 1, 2000       Renewal
1900      16,660             November 1, 2000       Renewal
          ------
TOTAL     49,750

     4. Section 1(f), Expiration Date, for the existing 28,346 square feet is amended by deleting October 31, 2000 and inserting October 31, 2005 as the new Lease expiration date. The expiration date for the 21,404 square feet of expansion space shall be co-terminus with the 28,346 square feet. Therefore, the expiration date for the 49,750 square feet shall be October 31, 2005.

     5. Section 1(j), Exhibits, is amended to include the attached Exhibit A-2, Tenant Improvements for Expansion and Existing Space, replacing the existing Exhibits A and A-1.

     6. Section 1(j), Exhibits, is amended to include the attached Exhibit C-2, The Premises - Existing and Expansion, replacing the existing Exhibits C and C-1.

     7. Attachment II, Special Provision #2, Monthly Rent, shall be amended to include an additional 21,404 net rentable square feet and include a rental rate structure for the Renewal Term. Therefore, the rental rate structure in Attachment II, Special Provision #2, of the Lease Agreement, shall be adjusted to reflect increases to the Net Rentable Area, Term Extension and Monthly Rent upon substantial completion of the tenant improvements as outlined in the attached Exhibit A-2 as follows:

                                    Square             Basic        Basic
                                    Feet of            Annual       Monthly
Period                              NRA       Floor    Rental Rate  Rent
----------------------------------  ------    -------  -----------  -----------

06/01/00 - 10/31/02                  1,475     18th       $33.00    $  4,056.25
09/01/00 - 10/31/02                 16,430     10th       $30.00    $ 41,075.00
11/01/00 - 10/31/02                 15,185     18th       $33.00    $ 41,758.75
11/01/00 - 10/31/02                 16,660     19th       $33.00    $ 45,815.00
                                    ------                          -----------
TOTAL:                              49,750                          $132,705.00


                                    Square             Basic        Basic
                                    Feet of            Annual       Monthly
Period                              NRA       Floor    Rental Rate  Rent
----------------------------------  ------    -------  -----------  -----------

11/01/02 - 10/31/03                 16,430     10th      $31.00     $ 42,444.17
11/01/02 - 10/31/03                 16,660     18th      $34.00     $ 47,203.33
11/01/02 - 10/31/03                 16,660     19th      $34.00     $ 47,203.33
                                    ------                          -----------
TOTAL:                              49,750                          $136,850.83


                                    Square             Basic        Basic
                                    Feet of            Annual       Monthly
Period                              NRA       Floor    Rental Rate  Rent
----------------------------------  ------    -------  -----------  -----------

11/01/03 - 10/31/05                 16,430     10th      $32.00     $ 43,813.33
11/01/03 - 10/31/05                 16,660     18th      $35.00     $ 48,591.67
11/01/03 - 10/31/05                 16,660     19th      $35.00     $ 48,591.67
                                    ------                          -----------
TOTAL:                              49,750                          $140,996.67

     8. Attachment I, Special Provision #23, Brokers, is deleted in its entirety and replaced with a new Special Provision #23, Brokerage Fees, as follows:

          "Lessor shall pay Colliers Macaulay Nicolls International a brokerage fee as follows:

                                            Brokerage Fee        Brokerage
          Suite        Square Footage      Per Square Foot      Commission
          -----        --------------      ---------------      -----------
          1815             1,475                $3.50           $  5,162.50
          1000            16,430                $3.50           $ 57,505.00
          1800             3,499                $3.50           $ 12,246.50
          1801            11,686                $1.75           $ 20,450.50
          1900            16,660                $1.75           $ 29,155.00
          TOTAL:          49,750                                $124,519.50

          Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease Amendment II excepting only Colliers Macaulay Nicolls International and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease Amendment II."

     9. Attachment II, Special Provision #6, Parking, is hereby amended to show that Lessee shall have the option to enter into parking contracts for up to seventeen (17) additional parking contracts for a total of forty (40) parking contracts. Said contracts shall be available upon commencement of expansion spaces as follows:

          Commencement Date of Expansion             Parking Contracts Available
          ------------------------------             ---------------------------
          June 1, 2000                               One (1)
          September 1, 2000                          Thirteen (13)
          November 1, 2000                           Three (3)

          Tenants may use these parking contracts throughout the term of this Agreement at the prevailing rate charged by the operator of the garage plus all applicable Washington State and local taxes. Additional parking may be taken with any future expansion in the building at a ratio of 1/1,200 square feet of Net Rentable Area at the prevailing rate charged by the operator of the garage plus all applicable Washington State and local taxes.

     10. Attachment II, Special Provisions, Number 3, Lease Renewal Options is hereby deleted in its entirety.

     11. Attachment II, Special Provisions, Number 4, Expansion Option/Right of First Offer is hereby deleted in its entirety and replaced with the following:

          "Subject to the rights of existing tenants as stated below, Lessee shall have a one (1) time Right of First Offer to lease the following spaces as summarized immediately following:

                  Net             Current Lease     Pre-Existing
          Suite   Rentable Area   Expiration Date   Tenant Options
          -----   -------------   ---------------   --------------------------
          610        12,301          01/31/01       Existing tenant has one
                                                    renewal right for three
                                                    additional years

          1100        5,242          12/31/02       Right of First Refusal To
                                                    Expand into Suite 1102
                                                    During Current Term.
                                                    Tenant has no Renewal
                                                    Rights.

          1101        9,903          10/31/02       None.

          1102        1,285          03/31/00       None.

          Lessee shall exercise its Right of First Offer by written notice to Lessor within ten (10) days following receipt of written notice from Lessor stating that the Additional Premises is available for lease and the market rental rate and terms under which the space is available. Lessor may issue its written notice up to nine (9) months in advance of the date said space is due to come available.

          In the event that Lessee exercises the right granted herein, Lessor and Lessee shall enter into an amendment to the Lease to incorporate the Additional Premises and to make necessary adjustments to the Annual Basic Rent and similarly affected provisions of the Lease. In the event Lessee declines to exercise its right as above provided for, or fails to deliver notice thereof within the time period stipulated above, or fails to execute the requisite amendment to this Lease, this right of first offer shall lapse and be of no further force and effect.

          The foregoing right of first offer shall not be severed from the Lease or separately sold, assigned, or transferred and shall be subject to the following additional conditions, namely: (a) that, at the time that Lessee exercises this right of first offer for any additional space, Lessee shall not be in default of any term, covenant, or obligation of this Lease; (b) that, at the time Lessee exercises this right of first offer, Lessee shall be in occupancy and possession of the Premises; and (c) the pre-existing rights of any other tenant to the Additional Premises have not been exercised."

     12. Section 9(a.9.) "Base Year" is amended such that, upon the Commencement Dates of the spaces identified in paragraph #3 above, the Base Year shall be converted from calendar year 1996 to a new base year of 2000. Therefore, Section 9 (a.9.) shall read as follows:

          " 'Base Year' shall mean calendar year 2000 upon the Commencement Dates as stated in paragraph #3 above."

     13.  Section 6, Security Deposit is hereby amended by adding the following:

          "Upon execution of this Amendment II, Lessee shall deposit with Lessor either (a) a cash amount required to bring its total security deposit to a sum of $140,996.67 or (b), a Letter of Credit, in a form as mutually agreed, in the amount of Two Hundred and Fifty Thousand Dollars ($250,000.00). Said funds shall be considered as an additional Security Deposit toward the performance of Lessee's obligations under the Lease Agreement and as further amended under this agreement, Lease Amendment II."


     Except as herein amended, said Lease shall remain in full force and effect in accordance with all of its terms and provisions.

     IN WITNESS HEREOF, the parties have hereinto set their hands and seals this 11th day of February, 2000.


LESSOR:                             LESSEE:

WESTLAKE CENTER ASSOCIATES          PRIMUS KNOWLEDGE SOLUTIONS,
LIMITED PARTNERSHIP                 INC.

By: /s/  J. Patrick Done             By: /s/  Elizabeth J. Huebner

Its: VP/Grp Dir.                    Its: EVP-CFO

ACKNOWLEDGMENT OF LESSOR


STATE OF Nevada    )
                   ) ss.
COUNTY OF Clark    )

     On this 11th day of February, 2000, before me, the undersigned, a Notary Public in and for the State of Nevada, duly commissioned and sworn, personally appeared J. Patrick Done, to me known to be the VP/Group Director, that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                              /s/ Gail M. Denney McGowan
                  [Notary Seal                Notary Public in and for the
                  affixed here]               State of Nevada residing at
                                              Las Vegas
                                              My commission expires 11/12/2001
                                              Print Name Gail M. Denney McGowan


                            ACKNOWLEDGMENT OF LESSEE

(Corporate)

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this 9th day of February, 2000, before me personally appeared Elizabeth
J. Huebner to me known to be the Exec. VP & CFO of the corporation that executed the within and foregoing lease, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                    /s/ Mary Robertson
                                    Notary Public in and for the State of
                  [Notary Seal      Washington residing at Bothell
                  affixed here]     My commission expires 12/25/2000
                                    Print Name Mary Robertson

                                  EXHIBIT A-2
                       TENANT IMPROVEMENTS FOR EXPANSION
                                      AND
                                 EXISTING SPACE


     Effective upon the execution of this Lease Amendment II by Lessor and Lessee, Lessor shall make available to Lessee, under terms as stipulated below, a Tenant Improvement Allowance for physical improvements to the entire existing and expanded Premises of up to, but not to exceed three hundred thirty thousand nine hundred dollars ($330,900).

     Said Tenant Improvement Allowance is to be used by December 31, 2001 at which time all remaining sums, if any, not used by Lessee shall revert back to Lessor. All sums for work done in the Premises over the Tenant Improvement Allowances as stated above shall be the sole responsibility of Lessee.

     Tenant Improvements shall mean only physical improvements made to the Premises and shall exclude trade fixtures, furniture, movable furniture partitions, storage shelving, installing telephones, telephone and cables, computer/data cable, fine finish items such as wall coverings, etc., and similar items.

     Lessee shall use Lessor or other Lessor approved contractor for its tenant improvement work. Lessee understands it will be required to use Lessor's sub-contractors for any, and all, HVAC, Mechanical and electrical work to be completed in the Premises.

     In the event that Lessee contracts with an approved third party contractor for Tenant Improvements, Lessee may submit a request for reimbursement of said expenses based on actual invoices from Lessee's contractors and or vendors along with lien releases for the work performed in the Premises. Lessor shall reimburse Lessee within thirty (30) days after receipt of the reimbursement request, but not prior to the commencement of the renewal and expansion of the Premises or the date that the Tenant Improvement Allowance has been made available as stated above. In the event that Lessee employs a third party contractor to provide construction services for tenant improvements, Lessee shall pay to Lessor a fee equal to ten percent (10%) of the total tenant improvement allowance to compensate Lessor for costs associated with the coordination, review and monitoring of Lessee's contractor during the construction period.

     All improvements made to the Premises are subject to Section 11, Alterations by Lessee, of the Lease Agreement and must be approved in writing by Lessor prior to the commencement of any improvements.

                                  EXHIBIT C-2
                     THE PREMISES - EXISTING AND EXPANSION
                                  Page 1 of 3



                              [Primus Suite 1000
                                   16,430 NRA
                    Expansion Period:  01-Sep-00 - 31-Oct-05

                                 DIAGRAM HERE]



                         WESTLAKE CENTER OFFICE TOWER
                                  TENTH FLOOR

                            KOEHLER McFADYEN & Co.
                                 206-682-2680
                                 STEVE KOEHLER

                                  EXHIBIT C-2
                     THE PREMISES - EXISTING AND EXPANSION
                                  Page 2 of 3



                              [Primus Suite 1801
                                  11,686 NRA
                       Existing Lease Expires: 31-Oct-00
                     Renewal Period: 01-Nov-00 - 31-Oct-05


                               Primus Suite 1800
                                   3,499 NRA
                    Expansion Period:  01-Nov-00 - 31-Oct-05


                               Primus Suite 1815
                                   1,475 NRA
                    Expansion Period:  01-Jun-00 - 31-Oct-05

                                 DIAGRAM HERE]



                         WESTLAKE CENTER OFFICE TOWER
                               EIGHTEENTH FLOOR

                            KOEHLER McFADYEN & Co.
                                 206-682-2680
                                 STEVE KOEHLER

                                  EXHIBIT C-2
                     THE PREMISES - EXISTING AND EXPANSION
                                  Page 3 of 3



                              [Primus Suite 1900
                                   16,660 NRA
                       EXISTING LEASE EXPIRES: 31-OCT-00
                     Renewal Period:  01-Nov-00 - 31-Oct-05

                                 DIAGRAM HERE]



                         WESTLAKE CENTER OFFICE TOWER
                               NINETEENTH FLOOR

                            KOEHLER McFADYEN & Co.
                                 206-682-2680
                                 STEVE KOEHLER